EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.

                                                                    Exhibit 99.1

                                EARNINGS RELEASE

FOR IMMEDIATE RELEASE

Contact:   William J. Wagner, President and Chief Executive Officer
              (814) 726-2140
           William W. Harvey, Jr., Senior Vice President and Chief Financial
               Officer (814) 726-2140

        Northwest Bancorp, Inc. Announces Quarterly Earnings and Dividend
                                  Declaration

Warren, Pennsylvania January 20, 2005

Northwest Bancorp, Inc. (NASDAQ: NWSB) announced net income for the quarter ended December 31, 2004 of $13.2 million, or $0.26 per diluted share. This represents a 3.3% increase over the same quarter last year when net income was $12.7 million, or $0.26 per diluted share. The Company's year-end is June 30 and the earnings currently released are for its second fiscal quarter.

The Company also noted that net income for the current fiscal quarter decreased by $1.1 million, or 7.7%, compared to the Company's first fiscal quarter ending September 30, 2004. This decrease is primarily attributable to increases in health insurance expense and advertising expense. Advertising expense has increased due to new market promotions and additional product advertising campaigns.

Net income for the six-month period ended December 31, 2004 of $27.4 million, or $0.55 per diluted share represents an increase of $1.8 million, or 7.2% over the same six-month period last year when net income was $25.6 million, or $0.53 per diluted share. In comparing the two periods, the Company noted that the prior year's earnings included gains on the sale of securities in the amount of $2.0 million, after tax. These gains, which the Company does not consider core earnings, were recorded when the Company restructured its balance sheet following the acquisition of Bell Federal Savings in August 2003. Excluding these gains, net income increased by $3.8 million, or 16.3%, over the previous year.

In making this announcement, William J. Wagner, President and CEO, noted, "We are pleased that improvements in both our net interest margin and fee income have resulted in an increase in earnings for both the three and six month periods when compared to the previous year. These increases in income were partially offset by an increase in operating expense which was primarily attributable to the growth of our franchise. We also incurred additional advertising expense relating to the promotion of the Northwest brand."

Wagner continued, "Looking ahead, we believe the most significant issues facing the banking industry are rising interest rates and credit quality. In this regard, we believe that our balance sheet is asset sensitive and well-positioned for a rising rate environment. As to the quality of our assets, our underwriting has remained disciplined and delinquent loans and nonperforming assets remain at levels that are low compared to industry standards. Although we experienced an increase in loans charged off during the most recent quarter, this increase is primarily attributable to one loan which has been nonperforming for several years."

The annualized returns on average shareholders' equity and average assets were 9.47% and 0.83%, respectively for the current quarter compared to 9.86% and 0.86% for the same quarter last year.

During the current fiscal year, the Company completed the integration of both Leeds Federal Savings Bank ("Leeds") and First Carnegie Deposit (First Carnegie") into Northwest Savings Bank. Leeds and First Carnegie were previously owned by Northwest Bancorp, MHC, the Company's parent. The results of operations for Leeds are included for reporting periods beginning January 24, 2003 and the results of operations for First Carnegie are included for reporting periods beginning May 1, 2004, the dates on which Leeds and First Carnegie, respectively, were acquired by Northwest Bancorp, MHC. As of June 30, 2004, Leeds had two offices with assets of $467.5 million, loans of $234.1 million and deposits of $419.0 million, while First Carnegie had three offices with assets of $97.7 million and deposits of $86.9 million. In exchange for the net assets of Leeds and First Carnegie, the Company issued 2,425,759 shares of common stock to Northwest Bancorp, MHC.

During the quarter, the Company announced that it has filed applications with the FDIC and state regulators to merge Jamestown Savings Bank into Northwest Savings Bank. Since Jamestown is currently a member of the Northwest consolidated group and a significant portion of its back-office operations are performed by Northwest Savings Bank, the merger is not expected to have a material impact on operations. It is anticipated that the merger will be completed during the Company's fourth fiscal quarter of 2005.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $0.12 per share to be paid on February 14, 2005 to shareholders of record as of January 31, 2005. This represents the forty-first consecutive quarter that the Company has paid a dividend since completing its initial public offering in 1994.

Northwest Bancorp, Inc., headquartered in Warren, Pennsylvania, operates 134 banking locations in Pennsylvania, five banking locations in Ohio and two banking locations in Maryland through its subsidiary, Northwest Savings Bank and ten banking locations in New York through its subsidiary, Jamestown Savings Bank. The Company also operates 47 consumer finance offices in Pennsylvania and two consumer finance offices in New York through its subsidiary, Northwest Consumer Discount Company.

Additional information regarding Northwest Bancorp, Inc. can be accessed on-line at www.northwestsavingsbank.com.
   ----------------------------

--------------------------------------------------------------------------------
In addition to historical information, this release may contain certain forward-looking statements that are based on assumptions and information currently available to management. These forward-looking statements are subject to various risks and uncertainties including, but not limited to, economic, regulatory, competitive and other factors affecting the Company and its operations. Readers are cautioned not to place undue reliance on these forward-looking statements as actual results may differ materially from those expressed or implied. Management has no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this release.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             DECEMBER 31,       JUNE 30,
                        ASSETS                                  2004              2004 *
--------------------------------------------------------    ---------------------------
CASH AND CASH EQUIVALENTS                                   $    69,027          57,466
INTEREST-EARNING DEPOSITS IN OTHER FINANCIAL
      INSTITUTIONS                                               95,208         174,199
FEDERAL FUNDS SOLD AND OTHER SHORT-TERM INVESTMENTS              19,870         160,058
MARKETABLE SECURITIES AVAILABLE-FOR-SALE (AMORTIZED
      COST OF $717,561 AND $858,569)                            725,858         855,679
MARKETABLE SECURITIES HELD-TO-MATURITY (MARKET
      VALUE OF $786,866 AND $601,738)                           776,437         601,542
                                                            -----------     -----------
              TOTAL CASH, INTEREST-EARNING DEPOSITS
              AND
              MARKETABLE SECURITIES                           1,686,400       1,848,944

MORTGAGE LOANS - ONE- TO FOUR-FAMILY                          2,599,455       2,563,251
COMMERCIAL REAL ESTATE LOANS                                    484,949         446,675
CONSUMER LOANS                                                1,004,221         924,786
COMMERCIAL BUSINESS LOANS                                       146,069         149,899
                                                            -----------     -----------
      TOTAL LOANS RECEIVABLE                                  4,234,694       4,084,611
ALLOWANCE FOR LOAN LOSSES                                       (29,628)        (30,670)
                                                            -----------     -----------
      LOANS RECEIVABLE, NET                                   4,205,066       4,053,941

FEDERAL HOME LOAN BANK STOCK, AT COST                            35,798          38,884
ACCRUED INTEREST RECEIVABLE                                      22,809          22,578
REAL ESTATE OWNED, NET                                            7,274           3,951
PREMISES AND EQUIPMENT, NET                                      93,753          82,417
BANK OWNED LIFE INSURANCE                                       102,433         100,090
GOODWILL                                                        142,078         142,078
OTHER INTANGIBLE ASSETS                                          13,971          16,429
OTHER ASSETS                                                     23,590          33,936
                                                            -----------     -----------
      TOTAL ASSETS                                          $ 6,333,172       6,343,248
                                                            ===========     ===========

         LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES:
      NONINTEREST-BEARING DEMAND DEPOSITS                   $   245,230         220,667
      INTEREST-BEARING DEMAND DEPOSITS                          652,719         668,475
      SAVINGS DEPOSITS                                        1,838,178       1,970,303
      TIME DEPOSITS                                           2,451,415       2,332,176
                                                            -----------     -----------
              TOTAL DEPOSITS                                  5,187,542       5,191,621

      BORROWED FUNDS                                            439,236         449,147
      ADVANCES BY BORROWERS FOR TAXES AND INSURANCE              22,487          29,607
      ACCRUED INTEREST PAYABLE                                    4,071           4,280
      OTHER LIABILITIES                                          13,661          16,059
      JUNIOR SUBORDINATED DEBENTURES                            102,062         102,062
                                                            -----------     -----------
              TOTAL LIABILITIES                               5,769,059       5,792,776

SHAREHOLDERS' EQUITY:
      PREFERRED STOCK, $.10 PAR VALUE: 10,000,000 SHARES
      AUTHORIZED, NO SHARES ISSUED                                 --              --
      COMMON STOCK, $.10 PAR VALUE: 100,000,000 SHARES
              AUTHORIZED, 50,485,654 AND 47,960,287
              ISSUED
              AND OUTSTANDING, RESPECTIVELY                       5,049           4,796
      PAID-IN CAPITAL                                           199,924         211,545
      RETAINED EARNINGS                                         351,691         336,164
      ACCUMULATED OTHER COMPREHENSIVE INCOME:
              NET UNREALIZED GAIN/ (LOSS) ON
              SECURITIES AVAILABLE-
              FOR-SALE, NET OF INCOME TAXES                       7,449          (2,033)
                                                            -----------     -----------
                                                                564,113         550,472
                                                            -----------     -----------
              TOTAL LIABILITIES AND SHAREHOLDERS'           $ 6,333,172       6,343,248
                                                            ===========     ===========
              EQUITY
                                   EQUITY TO ASSETS                8.91%           8.68%
                                   BOOK VALUE PER SHARE *   $     11.17     $     11.48
                                   CLOSING MARKET PRICE     $     25.09     $     22.90
                                   FULL TIME EQUIVALENTS          1,660           1,645
                                   NUMBER OF OFFICES                151             149

* - Revised to reflect the acquisitions of Leeds Federal Savings Bank and First Carnegie Deposit by Northwest Bancorp, Inc.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      THREE MONTHS ENDED                SIX MONTHS ENDED
                                                         DECEMBER 31,                      DECEMBER 31,
                                                    2004             2003 *           2004             2003 *
                                               --------------------------------------------------------------
INTEREST INCOME:
  LOANS RECEIVABLE                             $     64,571           61,262         127,998          119,929
  MORTGAGE-BACKED SECURITIES                          6,590            7,276          13,286           12,327
  TAXABLE INVESTMENT SECURITIES                       3,926            4,391           7,688            7,883
  TAX-FREE INVESTMENT SECURITIES                      3,070            3,112           6,162            5,922
  INTEREST-EARNING DEPOSITS                           1,311              745           2,467            1,843
                                               ------------     ------------    ------------     ------------
   TOTAL INTEREST INCOME                             79,468           76,786         157,601          147,904

INTEREST EXPENSE:
  DEPOSITS                                           27,049           26,900          53,326           55,065
  BORROWED FUNDS                                      7,033            7,084          14,056           14,274
                                               ------------     ------------    ------------     ------------
   TOTAL INTEREST EXPENSE                            34,082           33,984          67,382           69,339

   NET INTEREST INCOME                               45,386           42,802          90,219           78,565
PROVISION FOR LOAN LOSSES                             2,164            1,733           4,003            3,478
                                               ------------     ------------    ------------     ------------
   NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                   43,222           41,069          86,216           75,087

NONINTEREST INCOME:
  SERVICE CHARGES AND FEES                            4,044            3,530           8,022            6,874
  TRUST AND OTHER FINANCIAL SERVICES INCOME           1,057              941           2,112            1,849
  INSURANCE COMMISSION INCOME                           557              192           1,021              359
  GAIN ON SALE OF MARKETABLE SECURITIES, NET             12              583             142            3,897
  GAIN/ (LOSS) ON SALE OF LOANS, NET                    (56)             115            (135)             401
  GAIN ON SALE OF REAL ESTATE OWNED, NET                127              507             152            1,060
  INCOME FROM BANK OWNED LIFE INSURANCE               1,095            1,152           2,240            2,148
  OTHER OPERATING INCOME                                665              464           1,557              850
                                               ------------     ------------    ------------     ------------
   TOTAL NONINTEREST INCOME                           7,501            7,484          15,111           17,438

NONINTEREST EXPENSE:
  COMPENSATION AND EMPLOYEE BENEFITS                 17,976           17,086          35,009           31,789
  PREMISES AND OCCUPANCY COSTS                        4,187            3,916           8,318            7,635
  OFFICE OPERATIONS                                   2,984            2,888           5,677            5,445
  PROCESSING EXPENSES                                 2,576            2,346           5,022            4,576
  ADVERTISING                                         1,083              599           1,701            1,172
  AMORTIZATION OF INTANGIBLE ASSETS                   1,075            1,705           2,457            1,884
  OTHER EXPENSES                                      2,292            2,139           4,327            3,825
                                               ------------     ------------    ------------     ------------
   TOTAL NONINTEREST EXPENSE                         32,173           30,679          62,511           56,326

  INCOME BEFORE INCOME TAXES                         18,550           17,874          38,816           36,199
  FEDERAL AND STATE INCOME TAXES                      5,384            5,128          11,382           10,601
                                               ------------     ------------    ------------     ------------

     NET INCOME                                $     13,166           12,746          27,434           25,598
                                               ============     ============    ============     ============

BASIC EARNINGS PER SHARE                       $       0.26     $       0.27    $       0.56     $       0.54

DILUTED EARNINGS PER SHARE                     $       0.26     $       0.26    $       0.55     $       0.53

RETURN ON AVERAGE EQUITY                               9.47%            9.82%           9.86%           10.51%
RETURN ON AVERAGE ASSETS                               0.83%            0.81%           0.86%            0.83%

BASIC COMMON SHARES OUTSTANDING                  49,946,824       47,760,965      49,114,517       47,735,284
DILUTED COMMON SHARES OUTSTANDING                50,469,053       48,408,272      49,634,548       48,313,712

* - Revised to reflect the acquisition of Leeds Federal Savings Bank by Northwest Bancorp, Inc.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    THREE MONTHS ENDED
                                                       SEPTEMBER 30,
                                                  2004 **           2003 *
                                               ------------     ------------
INTEREST INCOME:
  LOANS RECEIVABLE                             $     63,427           58,667
  MORTGAGE-BACKED SECURITIES                          6,696            5,051
  TAXABLE INVESTMENT SECURITIES                       3,762            3,492
  TAX-FREE INVESTMENT SECURITIES                      3,092            2,810
  INTEREST-EARNING DEPOSITS                           1,156            1,098
                                               ------------     ------------
    TOTAL INTEREST INCOME                            78,133           71,118

INTEREST EXPENSE:
  DEPOSITS                                           26,277           28,165
  BORROWED FUNDS                                      7,023            7,190
                                               ------------     ------------
    TOTAL INTEREST EXPENSE                           33,300           35,355

    NET INTEREST INCOME                              44,833           35,763
PROVISION FOR LOAN LOSSES                             1,839            1,745
                                               ------------     ------------
    NET INTEREST INCOME AFTER PROVISION
    FOR LOAN LOSSES                                  42,994           34,018

NONINTEREST INCOME:
  SERVICE CHARGES AND FEES                            3,978            3,344
  TRUST AND OTHER FINANCIAL SERVICES INCOME           1,055              908
  INSURANCE COMMISSION INCOME                           464              167
  GAIN ON SALE OF MARKETABLE SECURITIES, NET            130            3,314
  GAIN (LOSS) ON SALE OF LOANS, NET                     (79)             286
  GAIN ON SALE OF REAL ESTATE OWNED, NET                 25              553
  INCOME FROM BANK OWNED LIFE INSURANCE               1,145              996
  OTHER OPERATING INCOME                                892              386
                                               ------------     ------------
    TOTAL NONINTEREST INCOME                          7,610            9,954

NONINTEREST EXPENSE:
  COMPENSATION AND EMPLOYEE BENEFITS                 17,033           14,703
  PREMISES AND OCCUPANCY COSTS                        4,131            3,719
  OFFICE OPERATIONS                                   2,693            2,557
  PROCESSING EXPENSES                                 2,446            2,230
  ADVERTISING                                           618              573
  AMORTIZATION OF INTANGIBLE ASSETS                   1,382              179
  OTHER EXPENSES                                      2,035            1,686
                                               ------------     ------------
    TOTAL NONINTEREST EXPENSE                        30,338           25,647
                                               ------------     ------------

  INCOME BEFORE INCOME TAXES                         20,266           18,325
  FEDERAL AND STATE INCOME TAXES                      5,998            5,473
                                               ------------     ------------

      NET INCOME                               $     14,268           12,852
                                               ============     ============

BASIC EARNINGS PER SHARE                       $       0.30     $       0.27

DILUTED EARNINGS PER SHARE                     $       0.29     $       0.27

RETURN ON AVERAGE EQUITY                              10.26%           11.30%
RETURN ON AVERAGE ASSETS                               0.90%            0.86%

BASIC COMMON SHARES OUTSTANDING                  48,282,210       47,709,603
DILUTED COMMON SHARES OUTSTANDING                48,800,043       48,264,644

* - Revised to reflect the acquisition of Leeds Federal Savings Bank by Northwest Bancorp, Inc.
** - Revised to reflect the acquisition of First Carnegie Deposit by Northwest Bancorp, Inc.

                    NORTHWEST BANCORP, INC. AND SUBSIDIARIES
                               SUPPLEMENTARY DATA
                             (DOLLARS IN THOUSANDS)

                                                   THREE MONTHS            SIX MONTHS
                                                 ENDED DECEMBER 31,    ENDED DECEMBER 31,
                                                 2004        2003        2004       2003
                                               -------------------------------------------
ALLOWANCE FOR LOAN LOSSES
  BEGINNING BALANCE                             29,999      28,409      30,670      27,166
  PROVISION                                      2,164       1,733       4,003       3,478
  CHARGE-OFFS                                   (2,724)     (1,236)     (5,349)     (2,837)
  RECOVERIES                                       189         118         304         292
  ACQUISITIONS                                    --          --          --           925
                                               -------     -------     -------     -------
  ENDING BALANCE                                29,628      29,024      29,628      29,024

NET CHARGE-OFFS TO AVERAGE LOANS, ANNUALIZED      0.24%       0.12%       0.24%       0.14%


                                        DECEMBER 31,         JUNE 30,
                                     2004          2003        2004
                                  ---------    ---------    ---------
NON-PERFORMING LOANS                 32,038       32,812       32,505
REAL ESTATE OWNED, NET                7,274        5,511        3,951
                                  ---------    ---------    ---------
NON-PERFORMING ASSETS                39,312       38,323       36,456

NON-PERFORMING LOANS TO
  TOTAL LOANS                          0.76%        0.84%        0.80%
NON-PERFORMING ASSETS TO
  TOTAL ASSETS                         0.62%        0.61%        0.57%
ALLOWANCE FOR LOAN LOSSES TO
  TOTAL LOANS                          0.70%        0.74%        0.75%
ALLOWANCE FOR LOAN LOSSES TO
  NON-PERFORMING LOANS                92.48%       88.46%       94.35%

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                         Three Months Ended December 31,
                                                                   2004                                    2003 *
--------------------------------------------------------------------------------------------------------------------------------
                                                    Average      Interest        Avg.       Average       Interest       Avg.
                                                    Balance                     Yield/      Balance                     Yield/
                                                                                 Cost                                    Cost
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                    $4,193,225   $   64,889       6.19%    $3,866,010    $   61,596      6.37%
   Mortgage-backed securities (c)                  $  753,321   $    6,590       3.50%    $  925,180    $    7,276      3.15%
   Investment securities (c) (d) (e)               $  634,089   $    8,495       5.36%    $  749,852    $    9,341      4.98%
   FHLB stock                                      $   37,262   $      155       1.66%    $   38,482    $      138      1.43%
   Other interest earning deposits                 $  297,722   $    1,311       1.76%    $  326,546    $      745      0.91%
                                                   ----------   ----------                ----------    ----------

Total interest earning assets                      $5,915,619   $   81,440       5.51%    $5,906,070    $   79,096      5.36%

Noninterest earning assets (f)                     $  427,617                             $  401,718
                                                   ----------                             ----------

TOTAL ASSETS                                       $6,343,236                             $6,307,788
                                                   ==========                             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                $1,095,351   $    3,648       1.33%    $1,002,197    $    3,485      1.39%
   Now accounts                                    $  664,768   $    1,234       0.74%    $  701,347    $    1,352      0.77%
   Money market demand accounts                    $  777,265   $    3,467       1.78%    $  903,552    $    3,703      1.64%
   Certificate accounts                            $2,420,583   $   18,700       3.09%    $2,390,093    $   18,360      3.07%
   Borrowed funds (g)                              $  443,979   $    5,035       4.54%    $  453,173    $    5,153      4.55%
   Debentures                                      $  102,062   $    1,998       7.83%    $  102,062    $    1,931      7.57%
                                                   ----------   ----------                ----------    ----------

Total interest bearing liabilities                 $5,504,008   $   34,082       2.48%    $5,552,424    $   33,984      2.45%

Noninterest bearing liabilities                    $  282,922                             $  235,953
                                                   ----------                             ----------

Total liabilities                                  $5,786,930                             $5,788,377

Shareholders' equity                               $  556,306                             $  519,411
                                                   ----------                             ----------

TOTAL LIABILITIES AND EQUITY                       $6,343,236                             $6,307,788
                                                   ==========                             ==========

Net interest income/ Interest rate spread                       $   47,358       3.03%                  $   45,112      2.91%

Net interest earning assets/ Net interest margin   $  411,611                    3.20%    $  353,646                    3.06%

Ratio of interest earning assets to
 interest bearing liabilities                            1.07X                                  1.06X
-----------------------------------------------------------------------------------------------------------------------------

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

* - Revised to reflect the acquisition of Leeds Federal by Northwest Bancorp, Inc.

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                           Six Months Ended December 31,
                                                                   2004                                    2003 *
--------------------------------------------------------------------------------------------------------------------------------
                                                    Average      Interest        Avg.       Average       Interest       Avg.
                                                    Balance                     Yield/      Balance                     Yield/
                                                                                 Cost                                    Cost
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                    $4,157,376   $  128,623       6.19%    $3,716,365    $  120,611      6.49%
   Mortgage-backed securities (c)                  $  772,434   $   13,286       3.44%    $  933,156    $   12,327      2.64%
   Investment securities (c) (d) (e)               $  632,350   $   16,877       5.34%    $  668,102    $   16,634      4.98%
   FHLB stock                                      $   38,073   $      291       1.53%    $   39,810    $      348      1.75%
   Other interest earning deposits                 $  324,120   $    2,467       1.52%    $  414,612    $    1,843      0.89%
                                                   ----------   ----------                ----------    ----------

Total interest earning assets                      $5,924,353   $  161,544       5.45%    $5,772,045    $  151,763      5.26%

Noninterest earning assets (f)                     $  423,843                             $  388,223
                                                   ----------                             ----------

TOTAL ASSETS                                       $6,348,196                             $6,160,268
                                                   ==========                             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                $1,088,531   $    7,325       1.35%    $1,023,196    $    7,150      1.40%
   Now accounts                                    $  665,356   $    2,357       0.71%    $  702,835    $    3,101      0.88%
   Money market demand accounts                    $  832,161   $    7,167       1.72%    $  821,035    $    6,896      1.68%
   Certificate accounts                            $2,384,768   $   36,477       3.06%    $2,316,311    $   37,918      3.27%
   Borrowed funds (g)                              $  446,854   $   10,092       4.52%    $  480,392    $   10,476      4.36%
   Debentures                                      $  102,062   $    3,964       7.77%    $  100,531    $    3,798      7.56%
                                                   ----------   ----------                ----------    ----------

Total interest bearing liabilities                 $5,519,732   $   67,382       2.44%    $5,444,300    $   69,339      2.55%

Noninterest bearing liabilities                    $  272,046                             $  228,769
                                                   ----------                             ----------

Total liabilities                                  $5,791,778                             $5,673,069

Shareholders' equity                               $  556,418                             $  487,199
                                                   ----------                             ----------

TOTAL LIABILITIES AND EQUITY                       $6,348,196                             $6,160,268
                                                   ==========                             ==========

Net interest income/ Interest rate spread                       $   94,162       3.01%                  $   82,424      2.71%

Net interest earning assets/ Net interest margin   $  404,621                    3.18%    $  327,745                    3.03%

Ratio of interest earning assets to
 interest bearing liabilities                            1.07X                                  1.06X
-----------------------------------------------------------------------------------------------------------------------------

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

* - Revised to reflect the acquisition of Leeds Federal by Northwest Bancorp, Inc.

                              Average Balance Sheet
                             (Dollars in Thousands)

The following table sets forth certain information relating to the Company's average balance sheet and reflects the average yield on assets and average cost of liabilities for the periods indicated. Such yields and costs are derived by dividing income or expense by the average balance of assets or liabilities, respectively, for the periods presented. Average balances are calculated using daily averages.

                                                                          Three Months Ended September 30,
                                                                   2004 **                                 2003 *
--------------------------------------------------------------------------------------------------------------------------------
                                                    Average      Interest        Avg.       Average       Interest       Avg.
                                                    Balance                     Yield/      Balance                     Yield/
                                                                                 Cost                                    Cost
--------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Interest earning assets:
   Loans receivable (a) (b) (d)                    $4,121,527   $   63,734       6.19%    $3,566,719    $   59,015      6.62%
   Mortgage-backed securities (c)                  $  791,546   $    6,696       3.38%    $  941,132    $    5,051      2.15%
   Investment securities (c) (d) (e)               $  630,611   $    8,382       5.32%    $  586,350    $    7,293      4.98%
   FHLB stock                                      $   38,884   $      136       1.40%    $   41,137    $      210      2.04%
   Other interest earning deposits                 $  350,517   $    1,156       1.32%    $  502,678    $    1,098      0.87%
                                                   ----------   ----------                ----------    ----------

Total interest earning assets                      $5,933,085   $   80,104       5.40%    $5,638,016    $   72,667      5.16%

Noninterest earning assets (f)                     $  419,887                             $  374,544
                                                   ----------                             ----------

TOTAL ASSETS                                       $6,352,972                             $6,012,560
                                                   ==========                             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Interest bearing liabilities:
   Savings accounts                                $1,081,711   $    3,677       1.36%    $1,044,194    $    3,665      1.40%
   Now accounts                                    $  665,945   $    1,123       0.67%    $  704,322    $    1,749      0.99%
   Money market demand accounts                    $  887,056   $    3,700       1.67%    $  738,518    $    3,194      1.73%
   Certificate accounts                            $2,348,952   $   17,777       3.03%    $2,242,528    $   19,557      3.49%
   Borrowed funds (g)                              $  449,730   $    5,057       4.50%    $  507,612    $    5,322      4.19%
   Debentures                                      $  102,062   $    1,966       7.71%    $   99,000    $    1,868      7.55%
                                                   ----------   ----------                ----------    ----------

Total interest bearing liabilities                 $5,535,456   $   33,300       2.41%    $5,336,174    $   35,355      2.65%

Noninterest bearing liabilities                    $  261,171                             $  221,585
                                                   ----------                             ----------

Total liabilities                                  $5,796,627                             $5,557,759

Shareholders' equity                               $  556,345                             $  454,801
                                                   ----------                             ----------

TOTAL LIABILITIES AND EQUITY                       $6,352,972                             $6,012,560
                                                   ==========                             ==========

Net interest income/ Interest rate spread                       $   46,804       2.99%                  $   37,312      2.51%

Net interest earning assets/ Net interest margin   $  397,629                    3.16%    $  301,842                    2.65%

Ratio of interest earning assets to
 interest bearing liabilities                            1.07X                                  1.06X
-----------------------------------------------------------------------------------------------------------------------------

(a) Average gross loans receivable includes loans held as available-for-sale and loans placed on nonaccrual status.
(b) Interest income includes accretion/ amortization of deferred loan fees/ expenses.
(c) Average balances do not include the effect of unrealized gains or losses on securities held as available-for-sale.
(d) Interest income on tax-free investment securities and tax-free loans are presented on a fully taxable equivalent basis.
(e)  Average balances include FNMA and FHLMC stock.
(f) Average balances include the effect of unrealized gains or losses on securities held as available-for-sale.
(g) Average balances include FHLB borrowings, securities sold under agreements to repurchase and other borrowings.

* - Revised to reflect the acquisition of Leeds Federal by Northwest Bancorp, Inc.
** - Revised to reflect the acquisition of First Carnegie Deposit by Northwest Bancorp, Inc.